UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 5, 2026
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Ralliant Corporation
(Exact name of registrant as specified in its charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

1-42633	99-5127620
(Commission File Number)	(IRS Employer Identification No.)

4114 Center at North Hills Street
Suite 400
Raleigh,	NC	27609
(Address of principal executive offices)		(Zip code)
(984) 375-7255
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	RAL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 5, 2026, Ralliant Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). For more information on the proposals submitted to stockholders at the Annual Meeting, see the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 23, 2026. Set forth below are the final voting results for each of the proposals submitted to the Company’s stockholders at the Annual Meeting.
Proposal 1: Election of Class I directors for a three-year term

	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Luis Müller	93,284,737	2,011,462	159,288	5,674,987
Anelise Sacks	94,813,394	483,609	158,484	5,674,987
Neil Schrimsher	94,660,646	635,627	159,214	5,674,987
Proposal 2: Advisory vote to approve the Company’s named executive officer compensation in fiscal 2025

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
93,154,434	2,134,542	166,511	5,674,987
Proposal 3: Advisory vote on the frequency of future advisory votes to approve the Company’s named executive officer compensation

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
93,908,342	41,312	1,339,154	166,679	5,674,987
Based on the voting results, the Board has adopted a policy that the Company will include an advisory stockholder vote on named executive officer compensation in the Company’s proxy materials every one year until the next required advisory vote on the frequency of stockholder votes on named executive officer compensation, which will occur no later than the Company’s annual meeting of stockholders in 2032.
Proposal 4: Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for fiscal 2026

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
100,912,738	70,243	147,493	N/A

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALLIANT CORPORATION

Date:	June 10, 2026	By:	/s/ Jonathon E. Boatman
Jonathon E. Boatman
Senior Vice President – Chief Legal and Government Affairs Officer and Corporate Secretary